Prospectus Supplement	January 31, 2018

Putnam Absolute Return 500 Fund
Prospectuses dated February 28, 2017

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Absolute Return 500 Fund (“AR 500 Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved, the merger of AR 500 Fund into Putnam Absolute Return 700 Fund (“AR 700 Fund”). Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interests of AR 500 Fund and its shareholders.

AR 500 Fund and AR 700 Fund have substantially similar investment strategies. AR 700 Fund has a higher risk and return profile than AR 500 Fund as a result of increased exposure to equities or equity-like investments. AR 500 Fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 500 basis points (or 5.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. AR 700 Fund currently has a substantially similar investment goal, except that it seeks to exceed the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis. At the time of the completion of the merger, AR 700 Fund is expected to be renamed Putnam Multi-Asset Absolute Return Fund and the fund’s investment goal is expected to be revised to seek positive total return, eliminating the goal of seeking a targeted return of 700 basis points over U.S. treasury bills. Following the name and investment goal changes, Putnam Management anticipates that AR 700 Fund will be managed in substantially the same manner as is currently the case.

AR 700 Fund’s Board of Trustees has approved an amended management contract for AR 700 Fund, which will take effect immediately following the consummation of the merger and which provides that AR 700 Fund’s management fee structure will be identical to the current management fee structure of AR 500 Fund. The amended management contract also provides for a reduction of the management fee for AR 700 Fund in any circumstance where the fee payable by the fund under the amended management contract is higher than the management fee would have been under AR 700 Fund’s current fee schedule. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under AR 700 Fund’s current fee schedule.

A full description of AR 700 Fund and the terms of the merger will be contained in a prospectus, which is expected to be mailed to shareholders in late March, 2018. No shareholder approval of the merger is required.

Completion of the merger is subject to a number of conditions. The merger is currently expected to occur on or about April 30, 2018, with the net asset value of the shares to be issued in the merger expected to be determined on or about April 27, 2018. The merger is expected to be tax-free for federal income tax purposes.

AR 500 Fund may close (or will be treated for federal income tax purposes as having closed) certain positions in connection with the merger. Depending on market conditions at the time, these transactions could also result in the realization of capital gains distributable to shareholders, which might be significant, whether net capital gains taxable as such, or short-term capital gains taxable as ordinary income.

AR 500 Fund will be closed to new accounts on or about March 26, 2018. At any time prior to the close of the merger, you can sell your shares back to the fund or exchange them for

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shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of AR 700 Fund, nor is it a solicitation of any proxy. For more information regarding AR 700 Fund, or to receive a free copy of the prospectus relating to the merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus relating to the merger will also be available for free on the Securities and Exchange Commission’s Web site (http://www.sec.gov). Please read the prospectus relating to the merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.